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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 2001



                        HOTEL RESERVATIONS NETWORK, INC.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




         0-29575                                           75-2817683
(Commission File Number)                     (IRS Employer Identification No.)



8140 Walnut Hill Lane, Suite 800, Dallas, TX                  75231
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (214) 361-7311





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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.


         Exhibit No.       Description of Exhibit
         99                Press Release of Hotel Reservations Network, Inc.
                           Dated January 25, 2001.

Item 9.    Regulation FD Disclosure.

         On January 25, 2001, Hotel Reservations Network, Inc. issued a press release with respect to its fourth quarter and fiscal year 2000 earnings. The press release, which appears as Exhibit 99 hereto, is furnished pursuant to Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HOTEL RESERVATIONS NETWORK, INC.



                                 By:    /s/  Gregory S. Porter
                                    --------------------------------------------
                                        Gregory S. Porter
                                        General Counsel and Secretary

Dated: January 25, 2001


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                                  EXHIBIT INDEX


         Exhibit No.          Description of Exhibit
         99.1                 Press Release of Hotel Reservations Network, Inc.
                              Dated January 25, 2001